UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2023

KALEYRA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38320	82-3027430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, New York, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

+1 917 508 9185

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KLR	New York Stock Exchange
Warrants, at an exercise price of $40.25 per share of Common Stock	KLR WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Nicola Vitto has announced his resignation from his position as Chief Product & Technology Office with Kaleyra, Inc. (the “Company”), with such resignation to become effective on September 4, 2023.

On August 11, 2023, the Company issued a press release announcing the resignation. A copy of the press release is filed herewith as Exhibit 99.1 hereto.

Item 8.01.	Other Events.

As previously disclosed, on June 28, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Tata Communications Limited, a company listed on BSE Limited and National Stock Exchange of India Limited (“Tata Communications”), pursuant to which, at the closing, upon the terms and subject to the conditions set forth therein, a wholly owned subsidiary of Tata Communications will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Tata Communications (the “Merger”). In connection with the execution of the Merger Agreement, the Company has ceased its search for a new Chief Executive Officer. It is contemplated that Dario Calogero will continue to serve as Chief Executive Officer of the Company up to the closing of the Merger and Mauro Carobene, the Company’s Chief Business Officer has recently entered into an agreement to become the Head of the Kaleyra Business immediately as the combination is closed.

On August 11, 2023, the Company issued a press release announcing these matters. A copy of the press release is filed herewith as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number

99.1	Press Release, dated August 11, 2023

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2023

By:	/s/ Dario Calogero
Name:	Dario Calogero
Title:	Chief Executive Officer and President